UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 2, 2021

Catabasis Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37467	26-3687168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 High Street, 28th Floor Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 349-1971

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CATB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note

This current report on Form 8-K/A updates information provided on a Form 8-K dated June 2, 2021, relating to disclosures made under Item 5.07, Submission of Matters to a Vote of Security Holders and Item 8.01, Other Events associated with the Catabasis Pharmaceuticals, Inc. (the “Company”) Annual Meeting of Stockholders held on June 2, 2021 (the “2021 Annual Meeting”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported, at the 2021 Annual Meeting, in a non-binding advisory vote, over a majority of the votes cast voted in favor of one year as the frequency with which the Company should hold future non-binding advisory votes on the compensation of its named executive officers. In light of these voting results and other factors, the Company has decided to hold future non-binding advisory votes on the compensation of its named executive officers on an annual basis, until the next non-binding advisory vote on the frequency of such votes on executive compensation.

Item 8.01	Other Events.

As previously reported, at the 2021 Annual Meeting, the stockholders of the Company approved the issuance, in accordance with Nasdaq Listing Rule 5635(a), of the Company’s common stock upon conversion of its Series X Preferred Stock issued in January and February 2021 (the “Conversion Proposal”). On June 8, 2021, the fourth business day following stockholder approval of the Conversion Proposal, 53,532 shares of Series X Preferred Stock automatically converted into 53,531,797 shares of the Company’s common stock. The remaining shares of Series X Preferred Stock (which are convertible into 32,545,203 shares of common stock) did not automatically convert due to certain beneficial ownership limitations and will remain convertible at the option of the holder thereof, subject to certain beneficial ownership limitations.

As a result of the conversion of the shares of Series X Preferred Stock, as of June 9, 2021, 76,948,803 shares of the Company’s common stock are issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATABASIS PHARMACEUTICALS, INC.

Date: June 10, 2021	By:	/s/ Ben Harshbarger
Ben Harshbarger
Chief Legal Officer